Income Taxes - Income Tax Expense (Benefit) (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current and deferred federal tax expense (benefit)
Current expense		$ 0.3	$ 0.4	$ 15.1
Deferred expense (benefit)	[1]	0.1	1.8	(1.7)
Total income tax expense		$ 0.4	$ 2.2	$ 13.4

[1]	2017 includes the one-time $0.7 million provision from the reduction of net deferred tax assets following the enactment of the U.S. Tax Cuts and Jobs Act. Refer to Note 5 - Income Taxes, for additional information.